Exhibit 99.1

Vroom Announces First Quarter 2025 Results

Vroom Completes Recapitalization

Positions the Company for Long-Term Growth

NEW YORK – May 14, 2025 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the first quarter ended March 31, 2025.

HIGHLIGHTS OF FIRST QUARTER 2025

•
$66.9 million consolidated total available liquidity(1) as of March 31, 2025
o
$14.6 million cash and cash equivalents as of March 31, 2025
o
$27.3 million of liquidity available to UACC under the warehouse credit facilities
o
$25.0 million of available liquidity from line of credit secured in March 2025 by residual certificates, further strengthening our liquidity position to execute our long-term strategy
•
$(6.5) million net income (loss) from continuing operations for the period from January 15, 2025, to March 31, 2025, and net income (loss) from continuing operations of $45.1 million for the period January 1, 2025 to January 15, 2025
•
$(6.7) million Adjusted net income (loss)(2) for the Combined(4) three months ended March 31, 2025
•
Completed recapitalization of unsecured convertible senior notes on January 14, 2025, resulting in no long-term debt at Vroom, Inc, and strengthening our balance sheet
•
Stockholders' equity was $158.6 million as of March 31, 2025 and tangible book value(3) was $144.8 million as of March 31, 2025
•
Extended $400.0 million of warehouse agreements with two lenders, in negotiations to extend additional capacity in second quarter 2025
•
Closed UACC’s 17th securitization transaction on March 12, 2025; issuing $324.0 million of fixed-rate asset-backed notes

(1)

Total available liquidity is a non-GAAP measure and represents $14.6 unrestricted cash and cash equivalents, as well as $27.3 availability from warehouse credit facilities and $25.0 availability from line of credit secured by residual certificates.

(2)	Adjusted net income (loss) is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see Non-GAAP Financial Measures section below.
(3)	Tangible book value is a non-GAAP measure and represents total stockholders' equity of $158.6 million, excluding intangible assets of $13.8 million as of March 31, 2025.
(4)

The combined results (referenced as “Non-GAAP Combined” or “Combined”) for the three months ended March 31, 2025 represent the sum of the reported amounts for the Predecessor period from January 1, 2025 through January 14, 2025, and the Successor period from January 15, 2025, through March 31, 2025, as described below.

Tom Shortt, Chief Executive Officer of Vroom, said, “In the first quarter of 2025, our net loss and Adjusted net loss decreased sequentially, as well as year over year, driven by continued progress in loan portfolio performance at UACC.”

Jon Sandison, UACC’s Chief Financial Officer, commented, “We succeeded in executing UACC's 17th securitization transaction, and we've extended $400 million of warehouse capacity since year end 2024. We further strengthened our liquidity position by establishing a $25 million line of credit backed by residual interests, and ended the quarter with total available liquidity(1) of approximately $67 million."

Fresh Start Accounting

As a result of emerging from a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time, on January 14, 2025, (the "Effective Date") and qualifying for the application of fresh-start accounting, at the Effective Date, Vroom’s assets and liabilities were recorded at their estimated fair values which, in some cases, are significantly different than amounts included in our financial statements prior to the Effective Date. Accordingly, our condensed consolidated financial statements after the Effective Date are not comparable with our condensed consolidated financial statements on or before that date. References to “Successor” relate to our financial position and results of operations after the Effective Date. References to “Predecessor” refer to our financial position and results of operations on or before the Effective Date.

The combined results (referenced as “Non-GAAP Combined” or “Combined”) for the three months ended March 31, 2025, represent the sum of the reported amounts for the Predecessor period from January 1, 2025, through January 14, 2025, and the Successor period from January 15, 2025, through March 31, 2025. These combined results are not considered to be prepared in accordance with GAAP and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined three months ended March 31, 2025, (prepared on a Non-GAAP basis) and three months ended March 31, 2024, (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

FIRST QUARTER 2025 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted. The following financial information is unaudited.

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP
	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,	Three Months Ended March 31,
	2025	2025	2025	2024	$ Change
			(in thousands)
Interest income	$37,157	$7,183	$44,340	$51,077	$(6,737)

Interest expense:
Warehouse credit facility	4,618	1,017	5,635	9,471	(3,836)
Securitization debt	6,548	1,178	7,726	4,869	2,857
Total interest expense	11,166	2,195	13,361	14,340	(979)
Net interest income	25,991	4,988	30,979	36,737	(5,758)

Realized and unrealized losses, net of recoveries	11,100	6,792	17,892	30,819	(12,927)
Net interest income (loss) after losses and recoveries	14,891	(1,804)	13,087	5,918	7,169

Noninterest income:
Servicing income	1,254	192	1,446	2,019	(573)
Warranties and GAP income (loss), net	4,079	307	4,386	(9,642)	14,028
CarStory revenue	2,392	432	2,824	2,979	(155)
Other income	2,481	113	2,594	2,784	(190)
Total noninterest income (loss)	10,206	1,044	11,250	(1,860)	13,110

Expenses:
Compensation and benefits	16,067	2,823	18,890	24,110	(5,220)
Professional fees	5,347	297	5,644	3,343	2,301
Software and IT costs	2,402	457	2,859	4,622	(1,763)
Depreciation and amortization	575	1,057	1,632	7,626	(5,994)
Interest expense on corporate debt	480	176	656	1,391	(735)
Impairment charges	4,156	—	4,156	2,752	1,404
Other expenses	2,370	371	2,741	4,454	(1,713)
Total expenses	31,397	5,181	36,578	48,298	(11,720)

Loss from continuing operations before reorganization items and provision for income taxes	(6,300)	(5,941)	(12,241)	(44,240)	31,999
Reorganization items, net	—	51,036	51,036	—	51,036
Income (loss) from continuing operations before provision for income taxes	(6,300)	45,095	38,795	(44,240)	83,035
Provision for income taxes from continuing operations	150	5	155	436	(281)
Net income (loss) from continuing operations	$(6,450)	$45,090	$38,640	$(44,676)	$83,316
Net income (loss) from discontinued operations	$99	$(4)	$95	$(22,941)	$23,036
Net income (loss)	$(6,351)	$45,086	$38,735	$(67,617)	$106,352

Results by Segment

UACC

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,	Three Months Ended March 31,
	2025	2025	2025	2024	Change	% Change
			(in thousands)
Interest income	$37,157	$7,254	$44,411	$51,541	$(7,130)	(13.8)%

Interest expense:
Warehouse credit facility	4,618	1,017	5,635	9,471	(3,836)	(40.5)%
Securitization debt	6,548	1,178	7,726	4,869	2,857	58.7%
Total interest expense	11,166	2,195	13,361	14,340	(979)	(6.8)%
Net interest income	25,991	5,059	31,050	37,201	(6,151)	(16.5)%

Realized and unrealized losses, net of recoveries	12,691	7,647	20,338	27,761	(7,423)	(26.7)%
Net interest income (loss) after losses and recoveries	13,300	(2,588)	10,712	9,439	1,273	13.5%

Noninterest income:
Servicing income	1,254	192	1,446	2,019	(573)	(28.4)%
Warranties and GAP income, net	3,571	390	3,961	1,610	2,351	146.0%
Other income	2,235	66	2,301	2,470	(169)	(6.8)%
Total noninterest income	7,060	648	7,708	6,099	1,609	26.4%

Expenses:
Compensation and benefits	13,694	2,398	16,092	18,788	(2,696)	(14.3)%
Professional fees	3,069	172	3,241	876	2,365	270.0%
Software and IT costs	2,086	367	2,453	3,097	(644)	(20.8)%
Depreciation and amortization	479	817	1,296	6,021	(4,725)	(78.5)%
Interest expense on corporate debt	480	85	565	471	94	20.0%
Impairment charges	3,479	—	3,479	2,752	727	26.4%
Other expenses	1,670	262	1,932	2,523	(591)	(23.4)%
Total expenses	24,957	4,101	29,058	34,529	(5,471)	(15.8)%

Provision for income taxes from continuing operations	39	—	39	436	(397)	(91.1)%

Adjusted net income (loss)	$(834)	$(5,910)	$(6,744)	$(16,506)	$9,762	59.1%

Stock compensation expense	$302	$127	$429	$168	261	155.8%
Severance	$21	$4	$25	$—	25	100.0%

CarStory

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,	Three Months Ended March 31,
	2025	2025	2025	2024	Change	% Change
			(in thousands)
Noninterest income:
CarStory revenue	$2,392	$432	$2,824	$2,979	$(155)	(5.2)%
Other income	62	13	75	173	(98)	(56.6)%
Total noninterest income	2,454	445	2,899	3,152	(253)	(8.0)%

Expenses:
Compensation and benefits	1,360	326	1,686	2,214	(528)	(23.8)%
Professional fees	—	13	13	122	(109)	(89.3)%
Software and IT costs	—	2	2	167	(165)	(98.8)%
Depreciation and amortization	96	240	336	1,605	(1,269)	(79.1)%
Other expenses	138	20	158	118	40	33.9%
Total expenses	1,594	601	2,195	4,226	(2,031)	(48.1)%

Provision for income taxes from continuing operations	16	5	21	39	(18)	(46.2)%

Adjusted net income (loss)	$839	$(153)	$686	$(913)	$1,599	175.1%

Stock compensation expense	$(5)	$8	$3	$200	(197)	(98.5)%

Corporate

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,	Three Months Ended March 31,
	2025	2025	2025	2024	Change	% Change
			(in thousands)
Interest income	$—	$(71)	$(71)	$(464)	$393	84.7%

Realized and unrealized losses, net of recoveries	(1,591)	(855)	(2,446)	3,058	(5,504)	(180.0)%
Net interest income (loss) after losses and recoveries	1,591	784	2,375	(3,521)	5,896	170.0%

Noninterest income:
Warranties and GAP income (loss), net	508	(83)	425	(11,252)	11,677	103.8%
Other income	184	34	218	141	77	54.3%
Total noninterest income	692	(49)	643	(11,111)	11,754	105.8%

Expenses:
Compensation and benefits	1,013	99	1,112	3,109	(1,997)	(64.2)%
Professional fees	2,278	112	2,390	2,345	45	1.9%
Software and IT costs	316	88	404	1,358	(954)	(70.3)%
Interest expense on corporate debt	—	91	91	920	(829)	(90.1)%
Impairment charges	677	—	677	—	677	100.0%
Other expenses	562	89	651	1,813	(1,162)	(64.1)%
Total expenses	4,846	479	5,325	9,544	(4,219)	(44.2)%

Provision for income taxes from continuing operations	95	—	95	(38)	133	350.0%

Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: Adjusted net income (loss) and tangible book value. Adjusted net income (loss) is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Because Adjusted net income (loss) facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes.

Adjusted net income (loss) has limitations as an analytical tool because it does not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Additionally, it may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for those comparative purposes. Because of these limitations, this non-GAAP financial measure should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of this non-GAAP financial measure is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled this non-GAAP financial measure with the most directly comparable U.S. GAAP financial measure below.

Tangible book value is calculated as stockholders' equity in accordance with U.S. GAAP, after subtracting intangible assets. A reconciliation of stockholders' equity to tangible book value is included above.

Non-GAAP Combined Three Months Ended March 31, 2025

Our financial results for the periods from January 1, 2025 through January 14, 2025 and the three months ended March 31, 2024 are referred to as those of the “Predecessor” period. Our financial results for the period from January 15, 2025 through March 31, 2025 are referred to as those of the “Successor” period. Our results of operations as reported in our Condensed Consolidated Financial Statements for these periods are prepared in accordance with GAAP. Although GAAP requires that we report our results for the period from January 1, 2025 through January 14, 2025 and the period from January 15, 2025 through March 31, 2025 separately, management views our operating results for the three months ended March 31, 2025 by combining the results of the applicable Predecessor and Successor periods because such presentation provides the most meaningful comparison of our results to prior periods. We believe we cannot adequately benchmark the operating results of the period from January 15, 2025 through March 31, 2025 against any of the previous periods reported in our Condensed Consolidated Financial Statements without combining it with the period from January 1, 2025 through January 14, 2025 and does not believe that reviewing the results of this period in isolation would be useful in identifying trends in or reaching conclusions regarding our overall operating performance. Management believes that the key performance metrics for the Successor period when combined with the Predecessor period provide more meaningful comparisons to other periods and are useful in identifying current business trends. Accordingly, in addition to presenting our results of operations as reported in our Condensed Consolidated Financial Statements in accordance with GAAP, the tables and discussion below also present the combined results for the three months ended March 31, 2025. The combined results for the three months ended March 31, 2025 represent the sum of the reported amounts for the Predecessor period from January 1, 2025 through January 14, 2025 and the Successor period from January 15, 2025 through March 31, 2025. These combined results are not considered to be prepared in accordance with GAAP and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined three months ended March 31, 2025 (prepared on a Non-GAAP basis) and three months ended March 31, 2024 (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the Reorganization transactions and the impact of fresh start accounting.

Adjusted net income (loss)

We calculate Adjusted net income (loss) as net income (loss) from continuing operations adjusted for stock compensation expense, severance expense, bankruptcy costs (which represent professional fees incurred related to the bankruptcy prior to filing of the petition and post-emergence), reorganization items, net (which relate to certain charges incurred during the bankruptcy proceedings, such as legal and professional fees incurred directly as a result of the bankruptcy proceeding, the write-off of deferred financing costs and discount on debt subject to compromise and other related charges), operating lease right-of-use assets impairment and long-lived asset impairment charges.

The following table presents a reconciliation of Adjusted net income (loss) to net income (loss) from continuing operations, which is the most directly comparable U.S. GAAP measure (in thousands):

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,	Three Months Ended March 31,
	2025	2025	2025	2024
Net income (loss) from continuing operations	$(6,450)	$45,090	$38,640	$(44,676)
Adjusted to exclude the following:
Stock compensation expense	491	144	635	1,324
Severance expense	21	4	25	—
Bankruptcy costs (post-emergence)	913	—	913	—
Reorganization items, net	—	(51,036)	(51,036)	—
Impairment charges	4,156	—	4,156	2,752
Adjusted net loss	$(869)	$(5,798)	$(6,667)	$(40,600)

Financial Outlook

For the full year 2025 we expect the following results:

•
Adjusted net income (loss)(2)(5)(6): ($30) - ($45) million
•
Year end total available liquidity(1)(6): $35 - $50 million
•
Indirect origination volume(6)(7): $460 - $490 million

(5)	Adjusted net income (loss) for the full year 2025 includes Non-GAAP Combined adjusted net loss for the three months ended March 31, 2025. See footnote (4) above.
(6)

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for the full year 2025 Financial Outlook is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future. We have provided a reconciliation of GAAP to non-GAAP financial measures for historical periods in the reconciliation table in the Non-GAAP Financial Measures above.

(7)	Represents retail installment sale contracts originated through third-party dealers.

The foregoing estimates are forward-looking statements that reflect the Company’s expectations as of May 14, 2025 and are subject to substantial uncertainty. See “Forward-Looking Statements” below.

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. Prior to January 2024, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our full year 2025 guidance, the restructuring, including its impact and intended benefits, our strategic initiatives and long-term strategy, cost-savings and their expected benefits, our expectations regarding UACC's business our available liquidity under the warehouse credit facilities and extensions of these facilities, future results of operations and financial position, including origination income, adjusted net income (loss) and our total available liquidity, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	Successor	Predecessor
	As of March 31,	As of December 31,
	2025	2024
ASSETS
Cash and cash equivalents	$14,565	$29,343
Restricted cash (including restricted cash of consolidated VIEs of $52.1 million and $48.1 million, respectively)	53,003	49,026
Finance receivables at fair value (including finance receivables of consolidated VIEs of $810.4 million and $467.3 million, respectively)	858,200	503,848
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $0.0 and $310.0 million, respectively)	—	318,192
Interest receivable (including interest receivables of consolidated VIEs of $11.7 million and $13.3 million, respectively)	12,788	14,067
Property and equipment, net	2,501	4,064
Intangible assets, net	13,796	104,869
Operating lease right-of-use assets	6,605	6,872
Other assets (including other assets of consolidated VIEs of $9.4 million and $10.8 million, respectively)	28,490	35,472
Assets from discontinued operations	8	943
Total assets	$989,956	$1,066,696
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Warehouse credit facilities of consolidated VIEs	$114,187	$359,912
Long-term debt (including securitization debt of consolidated VIEs of $613.9 million at fair value as of March 31, 2025 and $210.7 million at amortized cost and $142.6 million at fair value as of December 31, 2024)	655,430	381,366
Operating lease liabilities	10,198	11,065
Other liabilities (including other liabilities of consolidated VIEs of $16.4 million and $13.8 million, respectively)	48,544	49,699
Liabilities subject to compromise (Note 6)	—	291,577
Liabilities from discontinued operations	2,970	4,022
Total liabilities	831,329	1,097,641
Commitments and contingencies (Note 12)
Stockholders’ equity (deficit) :
Common stock, $0.001 par value; 250,000,000 shares authorized as of March 31, 2025 and 500,000,000 shares authorized as of December 31, 2024; 5,163,109 and 1,822,532 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	5	2
Additional paid-in-capital	164,973	2,094,889
Accumulated deficit	(6,351)	(2,125,836)
Total stockholders’ equity (deficit)	158,627	(30,945)
Total liabilities and stockholders’ equity (deficit)	$989,956	$1,066,696

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Successor	Predecessor
	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,
	2025	2025	2024
Interest income	$37,157	$7,183	$51,077

Interest expense:
Warehouse credit facility	4,618	1,017	9,471
Securitization debt	6,548	1,178	4,869
Total interest expense	11,166	2,195	14,340
Net interest income	25,991	4,988	36,737

Realized and unrealized losses, net of recoveries	11,100	6,792	30,819
Net interest income (loss) after losses and recoveries	14,891	(1,804)	5,918

Noninterest income:
Servicing income	1,254	192	2,019
Warranties and GAP income (loss), net	4,079	307	(9,642)
CarStory revenue	2,392	432	2,979
Other income	2,481	113	2,784
Total noninterest income (loss)	10,206	1,044	(1,860)

Expenses:
Compensation and benefits	16,067	2,823	24,110
Professional fees	5,347	297	3,343
Software and IT costs	2,402	457	4,622
Depreciation and amortization	575	1,057	7,626
Interest expense on corporate debt	480	176	1,391
Impairment charges	4,156	—	2,752
Other expenses	2,370	371	4,454
Total expenses	31,397	5,181	48,298

Loss from continuing operations before reorganization items and provision for income taxes	(6,300)	(5,941)	(44,240)
Reorganization items, net	—	51,036	—
Income (loss) from continuing operations before provision for income taxes	(6,300)	45,095	(44,240)
Provision for income taxes from continuing operations	150	5	436
Net income (loss) from continuing operations	$(6,450)	$45,090	$(44,676)
Net income (loss) from discontinued operations	$99	$(4)	$(22,941)
Net income (loss)	$(6,351)	$45,086	$(67,617)

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(in thousands, except share and per share amounts)

(unaudited)

Net income (loss) per share attributable to common stockholders, basic:
Continuing operations	(1.25)	24.74	(24.90)
Discontinued operations	0.02	(0.00)	(12.79)
Basic	$(1.23)	$24.74	$(37.68)
Net income (loss) per share attributable to common stockholders, diluted:
Continuing operations	(1.25)	23.89	(24.90)
Discontinued operations	0.02	(0.00)	(12.79)
Diluted	$(1.23)	$23.89	$(37.68)
Weighted-average number of shares outstanding used to compute net income (loss) per share attributable to common stockholders:
Basic	5,163,109	1,822,541	1,794,303
Diluted	5,163,109	1,887,371	1,794,303

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Successor	Predecessor
	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,
	2025	2025	2024
Operating activities
Net (loss) income from continuing operations	$(6,450)	$45,090	$(44,676)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Impairment charges	4,156	—	2,752
Profit share receivable	(274)	—	9,642
Depreciation and amortization	575	1,057	7,626
Losses on finance receivables and securitization debt, net	17,575	4,762	35,323
Losses on Warranties and GAP	1,780	407	2,175
Stock-based compensation expense	491	144	1,324
Provision to record finance receivables held for sale at lower of cost or fair value	—	—	306
Amortization of unearned discounts on finance receivables at fair value	—	(416)	(4,792)
Non-cash reorganization items, net	—	(51,741)	—
Other, net	(652)	193	(1,078)
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables, held for sale	—	(14,337)	(130,404)
Principal payments received on finance receivables, held for sale	—	6,481	40,387
Other	—	169	404
Interest receivable	1,443	(164)	342
Other assets	(3,301)	5,178	4,991
Other liabilities	1,946	(2,627)	635
Net cash provided by (used in) operating activities from continuing operations	17,289	(5,804)	(75,043)
Net cash (used in) provided by operating activities from discontinued operations	(452)	(207)	98,167
Net cash provided by (used in) operating activities	16,837	(6,011)	23,124
Investing activities
Finance receivables, held for investment at fair value
Purchases of finance receivables, held for investment at fair value	(120,528)	—	—
Principal payments received on finance receivables, held for investment at fair value	73,217	2,985	35,195
Principal payments received on beneficial interests	446	147	773
Purchase of property and equipment	(1,469)	(151)	(644)
Net cash (used in) provided by investing activities from continuing operations	(48,334)	2,981	35,324
Net cash provided by investing activities from discontinued operations	637	—	5,747
Net cash (used in) provided by investing activities	(47,697)	2,981	41,071
Financing activities
Proceeds from borrowings under secured financing agreements	307,780	—	—
Principal repayment under secured financing agreements	(34,281)	(16,676)	(73,647)
Proceeds from financing of beneficial interests in securitizations	16,223	—	—
Principal repayments of financing of beneficial interests in securitizations	(2,045)	(1,028)	(2,651)
Proceeds from warehouse credit facilities	88,500	11,900	125,100
Repayments of warehouse credit facilities	(338,031)	(8,094)	(30,092)
Other financing activities	(1,159)	—	(40)
Net cash provided by (used in) financing activities from continuing operations	36,987	(13,898)	18,670
Net cash used in financing activities from discontinued operations	—	—	(151,178)
Net cash provided by (used in) financing activities	36,987	(13,898)	(132,508)
Net increase (decrease) in cash, cash equivalents and restricted cash	6,127	(16,928)	(68,313)
Cash, cash equivalents and restricted cash at the beginning of period	61,441	78,369	208,819
Cash, cash equivalents and restricted cash at the end of period	$67,568	$61,441	$140,506

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$9,221	$4,534	$13,497
Cash paid for reorganization items, net	$—	$1,705	$—
Cash paid for income taxes	$137	$—	$—